Grand Perfecta, Inc.

Form 8-K; 11/02/2015

Exhibit 99.1

Letter from HJ & Associates, LLC,

Independent Registered Public Accounting Firm,

Regarding the Non-Reliance on Previously Issued Financial Statements

Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, NE

Washington, DC 20549

The management of Grand Perfecta, Inc. has furnished us with a copy of the Form 8-K to be filed with the SEC that discloses errors in the Company’s Registration Statement on Form 10 (Amendment No. 2), as filed with the Securities and Exchange Commission on June 15, 2015, and in the Form 10-Q for the interim period ended April 30, 2015, filed with the Securities and Exchange Commission on June 15, 2015. We have reviewed the Form 8-K and agree with the statements made by the Company in this Form 8-K for non-reliance on the previously issued financial statements.

/s/ HJ & Associates, LLC

HJ & Associates, LLC
Salt Lake City, Utah
November 2, 2015